                                 EAGLE BANCORP
                              1400 Prospect Avenue
                              Helena, Montana 59601
                                 (406) 442-3080

                               September 17, 2001











Dear Stockholder:

         You are invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Bancorp, the stock holding company for American Federal Savings Bank (the "Bank"). The Annual Meeting is scheduled to be held on Thursday, October 18, 2001, at 10:00 a.m., Montana time at the main office of the Bank, located at 1400 Prospect Avenue, Helena, Montana.

         The attached Notice of Annual Meeting and Proxy Statement describes the proposals to be voted on at the Annual Meeting. The Board of Directors of Eagle Bancorp has determined the approval of the proposals is in the best interest of Eagle Bancorp and its stockholders. Therefore, the Board unanimously recommends that you vote in favor of all proposals and in favor of the Board's nominees for director. Members of the Board and officers of Eagle Bancorp and Eagle Bancorp's independent auditors will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OUTSTANDING MUST BE REPRESENTED EITHER IN PERSON OR BY PROXY TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

         On behalf of the Board of Directors and all of the employees of Eagle Bancorp, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

                                                Sincerely yours,

                                                /s/ Larry A. Dreyer
                                                -----------------------
                                                Larry A. Dreyer
                                                President and CEO

                                  EAGLE BANCORP
                              1400 Prospect Avenue
                                Helena, MT 59601
                                 (406) 442-3080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eagle Bancorp ("Eagle" or the "Company") will be held at the home office of American Federal Savings Bank located at 1400 Prospect Avenue, Helena, Montana on Thursday, October 18, 2001, at 10:00 a.m. Montana time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

         I. To elect three (3) directors of the Company for three year terms.

         II. To ratify the appointment by the Company's Board of Directors of the firm of Anderson ZurMuehlen & Co, P.C. as independent public accountants for the Company for the fiscal year ending June 30, 2002.

         III. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management of Eagle is not aware of any matters other than those set forth above which may properly come before the meeting.

         The Board of Directors of Eagle has fixed the close of business on Tuesday, September 4, 2001, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.


                                              BY ORDER OF THE BOARD OF
                                              DIRECTORS

                                              /s/ Larry A. Dreyer
                                              ------------------------
                                              Larry A. Dreyer
                                              President & CEO


September 17, 2001
Helena, Montana


         YOUR VOTE IS IMPORTANT. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. PROXIES MUST BE RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING.

                                  EAGLE BANCORP

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 2001

         This Proxy Statement is being furnished to the holders of the common stock, par value $0.01 per share ("Common Stock"), of Eagle Bancorp ("Eagle" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held on Thursday, October 18, 2001, at the home office of American Federal Savings Bank located at 1400 Prospect Avenue, Helena, Montana at 10:00 a.m. Montana time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 25, 2001.

          MATTERS TO BE CONSIDERED AND ACTED UPON AT THE ANNUAL MEETING

         Each proxy solicited hereby, if properly signed and returned to Eagle and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of Messrs. Pennington, Campbell and Jacoby, in favor of the ratification of Anderson ZurMuehlen & Co., P.C. and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.


                             SOLICITATION OF PROXIES

         All costs of the solicitation of proxies will be borne by Eagle. In addition, directors, officers and other employees of Eagle or American Federal Savings Bank (the "Bank" or "American Federal") may solicit proxies personally or by telephone or other means without additional compensation. Eagle will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.


                              REVOCATION OF PROXIES

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Eagle, (ii) properly submitting to Eagle a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Eagle Bancorp, 1400 Prospect Avenue, Helena, Montana 59601, Attention: Terey Artz. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.


                                VOTING SECURITIES

         The securities that may be voted at the Annual Meeting consists of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. Only holders of record of Common Stock at the close of business on September 4, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 1,203,572 shares of Common Stock issued and outstanding and 648,493 shares of Common Stock, or 53.9% of the issued and outstanding Common Stock, are held by Eagle Financial MHC, Eagle's mutual holding company. Eagle had no other class of securities outstanding at this time.

         The presence in person or by proxy of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.


                                VOTING PROCEDURES

         Once a quorum has been established, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting is required to approve the proposals described in this proxy statement, except as described below. Additionally, directors can be elected by a plurality of stockholders. Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

         With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal and may abstain from voting. Ratification of Anderson ZurMuehlen & Co., P.C. as independent auditors for the fiscal year ending June 30, 2002, will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and Broker Non-Votes will have the same effect as a vote against this proposal.

         The Company's annual report on Form 10-KSB for its fiscal year ended June 30, 2001, is mailed herewith to stockholders. The Company has filed this report with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, an additional copy of the annual report on Form 10-KSB by requesting it by telephone or in writing from Terey Artz, Eagle Bancorp, 1400 Prospect Avenue, Helena, Montana 59601, (406) 442-3080.

         Executed, unmarked proxies will be voted FOR all proposals.

         Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar & Transfer Company. The Board of Directors has designated Terey Artz, corporate secretary, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of June 30, 2001, except as specifically noted, with respect to ownership of the Company's Common Stock by: (i) Eagle Financial MHC, the company's mutual holding company; (ii) the American Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"); (iii) the executive officers and directors of the Company; and (iv) all the directors and executive officers of the Company as a group. Except for those listed below, Eagle has no knowledge of any other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Common Stock.

                                                                                         Common Stock
                                                                                     Beneficially Owned(1)
                                                                                     ------------------

              Name                                  Title or Address                 Number(2)        Percent
              ----                                  ----------------                 ------           -------

 Eagle Financial MHC                       1400 Prospect Avenue                   648,493              53.88%
                                           Helena, MT  59601

 Jeffrey S. Halis                          500 Park Avenue, Fifth Floor            66,400               5.52%
                                           New York, NY  10022

 American Federal Savings Bank Employee    1400 Prospect Avenue                    46,006               3.82%
 Stock Ownership Plan                      Helena, MT  59601

 Robert L. Pennington                      Chairman of the Board                   17,500(3)(4)         1.45%

 Charles G. Jacoby                         Vice Chairman of the Board              13,750               1.14%

 Don O. Campbell                           Director                                 6,250                 *

 Larry A. Dreyer                           Director, President and Chief           17,500(4)            1.45%
                                           Executive Officer

 Teresa Hartzog                            Director                                11,250                 *

 James A. Maierle                          Director                                13,750(5)            1.14%

 Thomas J. McCarvel                        Director                                 8,250                 *

 Peter J. Johnson                          Senior Vice President/Treasurer         12,550(4)(6)         1.04%

 Michael C. Mundt                          Senior Vice President/Lending            5,000(4)              *

 Joanne Y. Sanderson                       Senior Vice President/Operations        17,500(4)            1.45%

 Directors and Executive Officers as a                                            123,300              10.24%
 group (10 persons)                        N/A

--------------------
(1) Except as otherwise noted, all beneficial ownership by directors and executive officers is direct and each director or executive officer exercises sole voting and investment power over the shares.
(2) Reflects information provided by these persons, filings made by these persons with the Securities and Exchange Commission, and other information known to Eagle.
(3) Includes 5,000 shares held jointly by Mr. Pennington and his spouse. Mr. Pennington has shared voting and investment power over these 5,000 shares.
(4) Includes Common Stock held by each Executive Officer and Mr. Pennington in the Bank's Non-Contributory Profit Sharing Plan.
(5) Includes 5,000 shares held by Rosmar, Inc. for which Mr. Maierle, as President of Rosmar, Inc., has shared voting and investment power.
(6)      Includes 50 shares held by children.
*        Represents less than 1% of outstanding shares.

                                 ---------------

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Board of Directors be composed of seven (7) members, whose terms are divided into three approximately equal classes. The members of each class are elected for a term of three years. One class is elected annually.

         Three directors will be elected at the Annual Meeting. The Board of Directors has nominated current directors Robert Pennington, Don Campbell and Charles Jacoby for re-election. If elected, Messrs. Pennington, Campbell and Jacoby will each serve as director for a three year term expiring at the Annual Meeting to be held in 2004.

         The Board of Directors acts as Eagle's Nominating Committee and determines management nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary of the Company not fewer than five (5) days prior to the date of the Annual Meeting. No stockholder nominations have been received by the Company. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

         The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. Eagle Financial MHC, which owns a majority of the Company's common stock, also intends to vote its shares in favor of the named nominee. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

         The following table sets forth certain information as of June 30, 2001, with respect to each nominee, and each director continuing in office.

                                                                                      DIRECTOR      NEW OR CURRENT
                                  NAME                                        AGE      SINCE(1)    TERM TO EXPIRE(2)
                                  ----                                        ---      -----       --------------

                                 BOARD NOMINEES
                                 --------------

ROBERT L. PENNINGTON                                                          69         1973            2004

Mr. Pennington is the Chairman of Eagle. He was previously the President and Chief Executive Officer of American Federal Savings Bank from 1974 through 1995, when he retired. He has served as Chairman of American
Federal since 1993.

DON O. CAMPBELL                                                               67         1994            2004

Mr. Campbell is a retired certified public accountant and previously served as Vice President and Controller of Capri, Inc., an investment management company located in Helena.

CHARLES G. JACOBY                                                             69         1979            2004

Mr.   Jacoby  is   retired.   He   formerly   owned  a  retail   clothing
establishment in Helena.  He serves as Vice Chairman of the Board.



                                                                                      DIRECTOR      NEW OR CURRENT
                                  NAME                                        AGE      SINCE(1)    TERM TO EXPIRE(2)
                                  ----                                        ---      -----       --------------

                         DIRECTORS CONTINUING IN OFFICE
                         ------------------------------

LARRY A. DREYER                                                               55         1990            2002

Mr. Dreyer is currently President (since 1993) and Chief Executive Officer
(since 1995) of American Federal. He is also President and CEO of Eagle. He joined American Federal Savings Bank in 1973, serving as its Controller. He is a member and past president of the Downtown Helena Kiwanis Club and past chairman of both the St. Peter's Hospital Foundation and Diocese of Helena
Finance Council. He is also a member of the Independent Community Bankers of America, National Bank Services Committee.

TERESA HARTZOG                                                                70         1993            2002

Ms. Hartzog is retired. She was formerly employed by the Leaphart law firm where she served as office manager and a legal secretary.


THOMAS J. MCCARVEL                                                            52         1998            2003

Mr. McCarvel currently serves as a Vice President of Carroll College in Helena. He was previously the Chief Operating Officer of Anderson
ZurMuehlen & Co., P.C., a public accounting firm in Helena, Montana, and Eagle and American Federal's independent auditors.

JAMES A. MAIERLE                                                              53         1997            2003

Mr. Maierle currently serves as President of Morrison-Maierle, Inc., a civil engineering corporation, headquartered in Helena.

--------------------
(1)      Includes prior service on the Board of Directors of American Federal Savings Bank.
(2)      All terms expire on the date of the Annual Meeting.

                                 ---------------

BOARD MEETINGS AND COMMITTEES

         The business of the Company's and the Bank's Board of Directors is conducted through meetings once a month and may have additional meetings. During the fiscal year ended June 30, 2001, the Board met twelve times. All Directors who served as directors during the fiscal year ended June 30, 2001, attended at least 75% of Board meetings. All committee members attended at least 75% of the meetings of their respective committees. Certain of the standing committees are discussed:

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of three (3) non-employee directors and met six (6) times during the fiscal year ended June 30, 2001. The Audit Committee chairmanship is rotated between Mr. Jacoby and Mr. Campbell in alternating years. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting process.

         The Committee's principal duties and responsibilities are to:

         o Oversee and review the annual financial reporting process (including regulatory financial reporting);

         o    Oversee and review the system of internal controls and safeguards;

         o Oversee the adequacy and integrity of the Company's financial information; and

         o Maintain an open avenue of communication between the Board of Directors, senior management, internal auditors, and the Company's independent public accountants and permit auditors and internal auditors to meet with the Audit Committee without the presence of management.

         The Audit Committee is independent in accordance with the amended issuer rules of the NASD. The Audit Committee recommended, and the Board of Directors has adopted, a written Audit Committee Charter. The charter is attached as Exhibit A and is reviewed annually. In addition, the Audit Committee has taken the following actions:

         o Reviewed and discussed the Company's audited financial statements for the 2001 fiscal year with the management of the Company.

         o Discussed with the Company's independent auditors the matters required to be discussed under SAS 61, as amended (Codification of Statements on Auditing Standards).

         o Received written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees).

         Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, to be filed with the SEC.

AUDITOR FEES, OTHER FEES AND AUDITOR INDEPENDENCE

         For the year ended June 30, 2001, the Company paid its independent auditors Anderson ZurMuehlen & Co., P.C., and related affiliates, approximately $31,000 for audit services, including unaudited review of financial statements in the quarterly reports to shareholders on Form 10-QSB filed with the Securities and Exchange Commission and $17,400 for other non-audit services. These non-audit services consisted primarily of corporate tax return preparation and employee benefit services. The Audit Committee has concluded that the providing of these non-audit services did not adversely impact the independence of Anderson ZurMuehlen & Co., P.C.



                                              Charles G. Jacoby, Chairman
                                              Don O. Campbell
                                              Robert L. Pennington


         COMPENSATION COMMITTEE. The Compensation Committee met one (1) time in fiscal 2001. It reviews and discusses employee performance and prepares recommendations for annual salary adjustments and bonuses. This committee currently consists of Messrs. Pennington and Campbell and Ms. Hartzog.

         THE INVESTMENT COMMITTEE. The Investment Committee consists of Directors Dreyer, Jacoby and Maierle, as well as executive officers Johnson and Mundt. The Investment Committee meets at least quarterly in order to review investment performance and strategy. The Investment Committee met four (4) times during the year ended June 30, 2001.

         THE ASSET LIABILITY MANAGEMENT COMMITTEE. The Asset Liability Management Committee consists of Directors Pennington and Dreyer as well as executive officers Johnson and Mundt. The Asset Liability Management Committee meets at least quarterly to review American Federal's policies concerning interest rate risk and loan and deposit rates. It met four (4) times during the year ended June 30, 2001.


DIRECTORS' COMPENSATION

         During fiscal 2001, each director, except for the Chairman of the Board, was paid an annual fee of $12,000. The Chairman of the Board receives an annual fee of $19,800. Also, each non-employee director, other than the Chairman of the Board, was paid $130 for each committee meeting attended. The total fees paid to the directors of Eagle for the year ended June 30, 2001, were approximately $95,830. Eagle has no other director compensation plans or director deferred compensation plans. Each director of the Company also serves as a director of American Federal and Eagle Financial MHC. Directors do not receive additional compensation for their service on the boards of American Federal or Eagle Financial MHC.


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by Larry A. Dreyer in each of the last two fiscal years. No other executive officer of Eagle or American Federal served as President or earned a total salary and bonus in excess of $100,000 during these two fiscal years.

                                                                                            LONG-TERM
                                                                                            ---------
                                              ANNUAL COMPENSATION                          COMPENSATION
                          -------------------------------------------------------------    ------------
                             AS OF                                   OTHER ANNUAL          RESTRICTED                ALL OTHER
 NAME AND POSITION          JUNE 30        SALARY        BONUS       COMPENSATION(1)      STOCK AWARDS(2)      COMPENSATION(3)
 -----------------          -------        ------        -----       ------------         ------------         ------------

 Larry A. Dreyer              2001        $112,000       $7,840          $12,000              $55,545               $35,357
 President and Chief          2000          98,000       $6,860          $12,000                                    $33,482
   Executive Officer


(1) Represents compensation for serving on the board of directors of Eagle Bancorp in fiscal 2001.
(2) On October 19, 2000, shareholders of the company approved the 2000 Eagle Bancorp Stock Incentive Plan (the "Plan"). Under the Plan, certain employees of the Bank and directors are eligible to receive stock related benefits, including stock options and restricted stock. Under the Plan, the Board made restricted stock awards available to all nonemployee members of the Board and to certain officers, including Messrs. Dreyer, Johnson, Mundt and Ms. Sanderson. The restricted stock vests over a five year period at a rate of 20% per year. The value of shares when awarded was determined by multiplying the closing price ($11.50) of the Common Stock on January 18, 2001, the date the of the award, by the number of shares awarded. No shares have vested to date.
(3) For fiscal 2001 consists of employer contribution to profit sharing plan of $8,850, $1,529 for employer 401(k) payments, $19,593 for employer deferred compensation payments, $2,157 for ESOP stock, and $3,228 for various medical and life insurance payments.

                              --------------------


         OPTION GRANTS IN LAST FISCAL YEAR. There were no options granted in fiscal 2001 to Mr. Dreyer or any other employees or directors.

         EMPLOYMENT AGREEMENT. American Federal entered into an Employment Agreement with its President, Larry A. Dreyer, effective January 1, 2000. The Employment Agreement has an initial term of three years. The Employment Agreement is terminable by the Bank for cause as defined in the Employment Agreement. If Mr. Dreyer is terminated without cause, he will be entitled to a continuation of his salary plus bonuses and deferred compensation from the date of termination through the remaining term of the Employment Agreement. The aggregate payment made to Mr. Dreyer would be an expense to the Bank and would result in reductions to net income and capital. After the first three years, the Employment Agreement may be renewed annually by the board of directors after a determination of the satisfactory performance of Mr. Dreyer in the Board's sole discretion. If Mr. Dreyer becomes disabled during the term of the Employment Agreement, he would continue to receive payment of 75% of the base salary until he returns to full-time employment at American Federal, reaches age 65, accepts another full-time position with another employer, or upon his death. Such payments shall be reduced by any other benefit payments made under a disability plan in effect for Mr. Dreyer and the Bank's other employees.

         NON-CONTRIBUTORY PROFIT SHARING PLAN. Neither Eagle nor American Federal has a pension plan for employees. Instead, the Bank has established a non-contributory profit sharing plan for eligible employees who have completed one year of service with American Federal. The non-contributory plan enables American Federal to contribute up to 15% of qualified salaries each year. Typically 8% is contributed. The percentage amount of the contribution is determined by the board of directors each year and is based primarily on profitability for the past year. For the year ended June 30, 2001, the Board authorized profit sharing contributions to Mr. Dreyer of $8,850 and total contributions of $147,455.

     The Non-Contributory Profit Sharing Plan also allows employees to make contributions to a tax-qualified defined contribution savings plan or an employee owned 401(k) plan. Employees can contribute a portion of their salaries, (up to a maximum of $10,500 for calendar 2001), to a 401(k) plan. Eagle's board of directors has the authority to match up to a maximum of 50% of an employee's contribution provided that the matching amount does not exceed 2.0% of such employee compensation. For the year ended June 30, 2001, the Bank contributed $1,529 to Mr. Dreyer's 401(k) program and $24,840 in total to the 401(k) program.

     SALARY CONTINUATION AGREEMENT. Another benefit offered by American Federal is a program to increase overall retirement benefits for employees to levels which more closely approximate those in comparable businesses. American Federal consulted with independent compensation consultants and developed a plan to supplement retirement benefits. The plan American Federal adopted covers eight of its senior officers, including Mr. Dreyer and all senior vice presidents and vice presidents. It is a non-qualified retirement plan which is designated the American Federal Savings Bank Salary Continuation Agreement (the "Salary Continuation Agreement"). Under the Salary Continuation Agreement, each officer receives a fixed retirement benefit based on his or her years of service with American Federal. This plan is funded by insurance policies owned by American Federal. It also provides for partial payments in the event of early retirement, death or disability. In Mr. Dreyer's case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $414,000, or an annual payment for life of $45,000. American Federal has purchased life insurance contracts for each covered executive to fund the payments. American Federal Savings Bank recognizes expenses to maintain the plan. For the year ended June 30, 2001, the total expenses were $74,484.

     The plan also contains a provision which reduces the annual or lump sum benefit to Mr. Dreyer by 10% and to other executives by 5% in the event any of the executives or Mr. Dreyer is the recipient of stock options from Eagle Bancorp.

     BONUS PLAN. American Federal also provides a discretionary bonus program ("Bonus Program") for all eligible employees. The Bonus Program is based on the after-tax net profitability of American Federal and is linked specifically to the Bank's return on assets. In the case of non-officer employees, bonus amounts are based on salary levels. Under the Bonus Program, the Bank's return on assets for the period from January through October is used to determine the bonus levels of Bank officers. Officers' bonuses are directly linked to the return on assets. For example, if American Federal Savings Bank produces a return on assets of .90%, then each officer would receive a bonus of 9% of annual base salary. For the year ended June 30, 2001, American Federal Savings Bank paid total bonuses of $106,221. Mr. Dreyer's bonus during this period was $7,840.

     EMPLOYEE STOCK OWNERSHIP PLAN. In connection with its reorganization to the mutual holding company form of organization, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank.

     As of June 30, 2001, the ESOP held 46,006 shares of Common Stock. These shares represent shares purchased by the ESOP in the offering. Shares of Common Stock purchased by the ESOP were funded by funds borrowed from Eagle. Shares purchased in the reorganization by the ESOP will be allocated to participants' accounts over ten (10) years.

     The ESOP is administered by an unaffiliated corporate trustee in conjunction with the ESOP Committee of the Bank. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Shares for which employees do not give instructions will be voted by the ESOP trustee.

     GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Eagle's statement of financial condition. Since the ESOP is borrowing from Eagle, such obligation is eliminated in consolidation. However, the cost of unallocated shares are treated as a reduction of shareholders' equity.

     Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants' compensation as it relates to total participant compensation. Employees are fully vested upon completion of seven (7) years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

         The ESOP is subject to the requirements of ERISA and regulations of the IRS and the United States Department of Labor.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee determines compensation policy and consists of Directors Pennington, Campbell and Hartzog. Mr. Pennington was formerly Chairman and Chief Executive Officer of the Bank. None of the above are members of a compensation committee of the Board of Directors of any Company.


                              CERTAIN TRANSACTIONS

     No directors, executive officers or immediate family members of such individuals were engaged in transactions with Eagle, American Federal or any subsidiary involving more than $60,000 (other than through a loan) during the fiscal year ended June 30, 2001. Furthermore, Eagle has no "interlocking" relationships in which any executive officer is a member of the board of directors of another entity, one of whose executive officers are a member of American Federal's board of directors.

     American Federal has followed the policy of offering residential mortgage loans for the financing of personal residences, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business. They are also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons. These loans do not include more than the normal risk of collectibility or present other unfavorable features. As of June 30, 2001, the aggregate principal balance of loans outstanding to all directors, executive officers and immediate family members of such individuals was approximately $96,248.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

     To the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended June 30, 2001, no person who is a director, officer or beneficial owner of 10% of the Common Stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act.


                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     For the fiscal year beginning June 30, 2000, the Board of Directors of the Company appointed the firm of Anderson ZurMuehlen & Co., P.C., Certified Public Accountants, to act as independent auditors for the Company for the fiscal year ended June 30, 2001. Stockholders ratified that action. The Board has determined to reappoint Anderson ZurMuehlen & Co., P.C. to act as independent auditors for the fiscal year ending June 30, 2002. A representative of Anderson ZurMuehlen & Co., P.C. will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Eagle Financial MHC intends to vote its shares of Common Stock in favor of the ratification of the appointment of Anderson ZurMuehlen & Co., P.C.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF Anderson ZurMuehlen & Co., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002 UNDER THIS PROPOSAL II.

INFORMATION CONCERNING CHANGE IN AUDITOR IN THE TWO MOST RECENT FISCAL YEARS

     On April 20, 2000, the board of directors of Eagle approved a replacement of auditors from Moss Adams LLP ("Moss Adams") with Anderson ZurMuehlen & Co., P.C. Anderson ZurMuehlen & Co., P.C. audited the financial statements of Eagle and its subsidiary, American Federal for the two most recent fiscal years ended June 30, 2001 and June 30, 2000, and has been engaged for the fiscal year which will end June 30, 2002.

     Moss Adams' report on the financial statements for the fiscal year ended June 30, 1999, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 1999, and through the date hereof, there were and have been no disagreements between Eagle or the Bank and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     During the fiscal year ended June 30, 1999, the last year for which Moss Adams audited the financial statements of American Federal Savings Bank, and through the date hereof, Moss Adams did not advise, and has not indicated to Eagle or the Bank that it had any reason to advise Eagle or the Bank of the following:

          o that the internal controls necessary for Eagle to develop reliable financial statements did not exist;

          o that information had come to Moss Adams' attention that had led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

          o that Moss Adams needed to expand significantly the scope of Eagle or the Bank's audit, or that information had come to Moss Adams' attention during such time period that if further investigated might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements. Further, Moss Adams did not advise Eagle or the Bank that matters came to its attention which would materially impact upon the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements). In addition, Eagle or the Bank were not advised by Moss Adams of any matters that would cause it to be unwilling to rely on management's representation or to be associated with Eagle or the Bank's financial statements;

          o that information had come to Moss Adams' attention that it had concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Moss Adams' satisfaction, have prevented it from rendering an unqualified audit report on those financial statements);

     Eagle requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams agrees with the statements made by Eagle herein and, if not, stating the respects to which Moss Adams does not agree. This letter was filed with the Securities and Exchange Commission as an Exhibit to Eagle's Form 10-KSB for the fiscal year ending June 30, 2000. Eagle, as required under Securities and Exchange Commission rules, has requested a similar letter for the year ending June 30, 2001, and this letter has also been filed as an exhibit to Eagle Form 10-KSB for the fiscal year ending June 30, 2001.

     Beginning July 1, 2000, Anderson ZurMuehlen & Co., P.C. served as Eagle and the Bank's outside independent auditor. The Board determined that it was in the best interest of Eagle and its shareholders to engage a local accounting firm. Anderson ZurMuehlen & Co., P.C. has an office in, and is based in, Helena, Montana. Moss Adams does not have such an office. Anderson ZurMuehlen & Co., P.C. previously provided accounting services to the Bank, including auditing the financial statements of the Bank for each of the fiscal years up to and including the fiscal year ended June 30, 1998. During this period, Anderson ZurMuehlen & Co., P.C. was the Bank's principal accountant. In that connection, Anderson ZurMuehlen & Co., P.C. met with directors and senior officers of the Bank and discussed its audit reports of the Bank. Anderson ZurMuehlen & Co., P.C.'s audit reports for these periods did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. The Bank and Anderson ZurMuehlen & Co., P.C. have had no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Eagle has also requested that Anderson ZurMuehlen & Co., P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Anderson ZurMuehlen & Co., P.C. agrees with the statements made by Eagle herein and if not, stating the respects to which Anderson ZurMuehlen & Co., P.C. does not agree. A copy of such letter was filed with the Securities and Exchange Commission on Form 8-K on April 27, 2000, and a similar letter was filed as an exhibit to Eagle's Form 10-KSB for the fiscal year ending June 30, 2001.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.


                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Pursuant to the proxy solicitation regulations of the Securities and Exchange Commission (the "SEC"), any shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy related to the Company's 2002 Annual Meeting of stockholders must be received by the Company by May 18, 2002, pursuant to the proxy solicitation regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at that time.


     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO RETURN YOUR PROXY CARD PROMPTLY. IF YOU ARE THEN PRESENT AT THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOUR ORIGINAL PROXY MAY BE REVOKED BY VOTING AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                     By Order of the Board of Directors

                                     /s/ Larry A. Dreyer
                                     ---------------------
                                     Larry A. Dreyer
                                     President and CEO

Helena, Montana
September 17, 2001

                                                                       EXHIBIT A

                                  EAGLE BANCORP
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

     The Board of Directors shall annually designate an Audit Committee, which shall be composed of at least three directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the company.

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     It is the intention of the Board that the Audit Committee shall satisfy the requirements and standards set forth in the rules of the Securities and Exchange Commission applicable to audit committees.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the company and its shareholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the company. It is not the role of the Audit Committee to guarantee the accuracy or quality of the company's financial statements but to oversee the work of management, the independent auditors and internal auditors. In so doing, it is the responsibility of the Audit Committee to maintain open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

     The outside auditor for the company is ultimately accountable to the Board of Directors and Audit Committee of the company. The Audit Committee and board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     The Audit Committee is responsible for obtaining from the outside auditor on a periodic basis a formal written statement delineating all relationships between the auditor and the company. The Audit Committee shall be responsible for conferring with the outside auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditor and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the independence of the outside auditor.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee policies and procedures should remain flexible in order to best react to changing conditions and to oversee management's implementation of prudent corporate accounting and reporting policies.

In carrying out these responsibilities, the Audit Committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries, including American Federal Savings Bank.

o Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Obtain from the independent auditors a written statement detailing all relationships between the auditors and the company, discuss any such relationships with the auditors, and recommend appropriate action to satisfy itself as to the auditors' independence.

o Review with the independent auditors, the company's internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

o Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Review all examiner's reports, and correspondence thereto including responses of the company.

o Receive prior to or at each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

o Review with management and the independent auditors the financial statements contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Changes in accounting principles also should be reviewed.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

o Review the matters discussed at each committee meeting with the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate.

o    Review the audit committee charter annually.

/X/ PLEASE MARK VOTES          REVOCABLE PROXY                             ---
    AS IN THIS EXAMPLE          EAGLE BANCORP

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   DIRECTORS OF EAGLE BANCORP TO BE USED AT THE ANNUAL
    MEETING OF STOCKHOLDERS ON OCTOBER 18, 2001
  The undersigned being a stockholder of Eagle Bancorp hereby appoints Larry A. Dreyer and Robert L. Pennington, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m., Montana Time, on October 18, 2001, at 1400 Prospect Avenue, Helena, Montana 59601, and any adjournments thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

                                                              With-     For All
                                                      For     hold      Except
1. Election of three directors for three              / /     / /         / /
   year terms each.

   NOMINEES: ROBERT L. PENNINGTON, DON O. CAMPBELL
              AND CHARLES G. JACOBY

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                                      For     Against    Abstain
2. Ratification of the appointment of                 / /      / /         / /
   Anderson ZurMuehlen & Co., P.C.,
   Certified Public Accountants, as Eagle
   Bancorp's independent auditors for
   the fiscal year ending June 30, 2002.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.      -------           / /


   In their discretion the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.
   IF SIGNED AND RETURNED THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES UNDER PROPOSAL I AND FOR THE AUDITORS UNDER PROPOSAL II.
                                  ------------------------------
Please be sure to sign and date   Date
 this Proxy in the box below.
----------------------------------------------------------------


--- Stockholder sign above --- Co-holder (if any) sign above ---

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                                 EAGLE BANCORP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please date this Revocable Proxy and sign, exactly as your name(s) appears on your stock certificate. If signing as a fiduciary, please give your full title. If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this Revocable Proxy. If it is inaccurate, please include your correct address below.
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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